_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  July 28, 1997


          SEQUOIA MORTGAGE FUNDING CORPORATION, (as depositor under the Amended and Restated Deposit Trust Agreement, dated as of July 17, 1997, providing for the issuance of the Sequoia Mortgage Trust 1 Collateralized Mortgage Bonds).


               SEQUOIA MORTGAGE FUNDING CORPORATION
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-22681          91-1771827
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       591 Redwood Highway
       Suite 3120
       Mill Valley, California                       94941
     ---------------------------                  ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)



Registrant's telephone number, including area code (415) 381-1765
                                                   ----- --------
_________________________________________________________________









Item 5.   Other Events.
------    ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance by Sequoia Mortgage Trust 1 of Collateralized Mortgage Bonds (the "Bonds"), Sequoia Mortgage Funding Corporation is filing herewith (1) an opinion of counsel relating to the characterization of the Bonds for federal income tax purposes and (2) the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in the prospectus supplement relating to the issuance of the Bonds. The Opinion is annexed hereto on Exhibit 8.1. The Consent is annexed hereto as
Exhibit 8.2.



Item 7.  Financial Statements, Pro Forma Financial
-----    -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1  Opinion of Giancarlo & Gnazzo.

     8.2  Consent of Coopers & Lybrand.







                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SEQUOIA MORTGAGE FUNDING CORPORATION



                         By: /s/ Vickie L. Rath
                             -----------------------------------
                               Vickie L. Rath
                               Treasurer & Assistant Secretary




Dated:  July 28, 1997









                                Exhibit Index
                                -------------


Exhibit                                                                Page
-------                                                                ----

8.1       Opinion of Giancarlo & Gnazzo re Tax matters                   5

8.2       Consent of Independent Accountants                             7










                                Exhibit 8.1
                                -----------


                                                       July 28, 1997


Sequoia Mortgage Funding Corporation
591 Redwood Highway, Suite 3150
Mill Valley, CA  94941


     Re:  Sequoia Mortgage Funding Corporation Shelf Registration

Ladies and Gentlemen:

          You have requested our opinion in connection with the Prospectus Supplement, dated July 25, 1997 (the "Prospectus Supplement") to the Shelf Registration Statement on Form S-3, numbered 333-22681 (the "Registration Statement") being filed by Sequoia Mortgage Funding Corporation (the "Company") in connection with $535,000,000 Sequoia Trust 1 Collateralized Mortgage Bonds (the "Bonds"). The Bonds are being issued by Sequoia Mortgage Trust 1 (the ("Issuer"), a trust formed by the Company pursuant to the Amended and Restated Deposit Trust Agreement, dated as of July 17, 1997, between the Company, as Depositor and Wilmington Trust Company, as Owner Trustee (the "Deposit Trust Agreement"), pursuant to an Indenture dated as of June 1, 1997 between the Issuer and First Union National Bank, as Trustee (the "Indenture").

          We have acted as your special tax counsel in connection with the Registration Statement (including the Prospectus that is a part thereof) and the Prospectus Supplement, and have assisted in the preparation of the tax summary for each such document. In formulating our opinions, we have reviewed (i) the Registration Statement, including the Prospectus and the Prospectus Supplement, (ii) the Deposit Trust Agreement, the Indenture, the Master Servicing Agreement, the Management Agreement, the Insurance Agreement and the Bonds, and (iii) such resolutions, certificates, records, and other documents provided by the Company as we have deemed necessary or appropriate as a basis for the opinions set forth below.

          In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or other copies, and the authenticity of the originals of such copies.

          In rendering our opinions, we have assumed that the transactions described in or contemplated by the foregoing documents have been or will be consummated in accordance with such operative documents, and that such documents accurately reflect the material facts of such transactions. Our opinion is also based on the Internal Revenue Code of 1986, as amended, administrative rulings, judicial decisions, Treasury regulations and other applicable authorities. The statutory provisions, regulations, and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no complete assurance that the Internal Revenue Service will not take positions contrary to those stated in our opinion.

          Based on the foregoing, we are of the opinion that:

          1. Although the discussion in the Prospectus and the Prospectus Supplement under the heading "Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Bonds, in our opinion, such discussion taken as whole constitutes in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Bonds under existing law; and

          2. The Bonds will be treated as indebtedness, and not as an ownership interest in the Mortgage Collateral, the Issuer or a separate association taxable as a corporation, for both United States federal and California income tax purposes.

          Other than as expressly stated above, we express no opinion on any issue relating to the Company, the Issuer, or to any series of bonds other than the Bonds described in the Prospectus Supplement, or under any law other than the federal income tax laws.

          We are furnishing this opinion to you solely in connection with the filing of the Prospectus Supplement to the Registration Statement and it is not to be relied upon, used, circulated, quoted or otherwise referred to for any other purpose without our express written permission.

          We consent to the filing of this opinion in connection with the filing of the Prospectus and the Prospectus Supplement and to the reference to Giancarlo & Gnazzo, A Professional Corporation under the caption "Federal Income Tax Considerations" in the Prospectus Supplement.

                                   Very truly yours,

                                   /s/ Giancarlo & Gnazzo
                                   Giancarlo & Gnazzo














                                 Exhibit 8.2
                                 -----------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Prospectus Supplement of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".




                                   /s/ Coopers & Lybrand L.L.P.
                                   Coopers & Lybrand L.L.P.




July 25, 1997
New York, New York













                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599






                                        July 28, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Sequoia Mortgage Funding Corporation
          Sequoia Mortgage Trust 1
          Collateralized Mortgage Bonds
          ------------------------------------


Ladies and Gentlemen:

     On behalf of Sequoia Mortgage Funding Corporation (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Siegfried Knopf

                                        Siegfried Knopf


Enclosure